UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2025

Udemy, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40956	27-1779864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Harrison Street, 3rd Floor
San Francisco, California		94107
(Address of Principal Executive Offices)		(Zip Code)

(415) 813-1710
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	UDMY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
As described in Item 5.07 below, Udemy, Inc. (the "Company") held its 2025 annual meeting of stockholders (the "Annual Meeting") on June 16, 2025. At the Annual Meeting, the Company’s stockholders approved the amendment of the Company’s amended and restated certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law. A certificate of amendment to the amended and restated certificate of incorporation was filed with the office of the Secretary of State of the State of Delaware on June 16, 2025, and is effective as of that date. The foregoing description of the Company’s amended and restated certificate of incorporation is qualified in its entirety by the full text of the amended and restated certificate of incorporation attached as Exhibit 3.1 and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
On Monday, June 16, 2025, the Company held the Annual Meeting at 9:30 a.m. (Pacific time). At the Annual Meeting, 127,342,878 shares of the Company's common stock, representing approximately 85.6% of the voting power of all issued and outstanding shares of common stock as of the record date, were present in person or by proxy and voted on the proposals identified below. Each of the identified proposals is described in more detail in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2025.
1.The stockholders elected the two individuals listed below as Class I directors to the Company's board of directors (the "Board"), each to serve until the 2028 meeting of stockholders or until his, her, or their successor is duly elected and qualified or until his, her, or their earlier death, resignation or removal. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Sohaib Abbasi	100,507,973	2,049,164	24,785,741
Heather Hiles	90,673,814	11,883,323	24,785,741

2.The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,174,317	291,488	877,073	0
3.The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,990,803	1,259,928	306,406	24,785,741
4.The stockholders approved a proposal for the amendment of the Company’s amended and restated certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
100,540,574	1,701,484	315,079	24,785,741

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on June 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UDEMY, INC.

Date:	June 18, 2025	By:	/s/ Sarah Blanchard
Sarah Blanchard Chief Financial Officer